CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 6, 1996 included in the Hub Group, Inc. previously filed Registration Statement File No. 33-90210.



                                   ARTHUR ANDERSEN LLP

Chicago, Illinois
June 19, 1996